Exhibit 99.2

Supplemental Information

September 30, 2006

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

September 30, 2006

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquartered in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire, develop and manage real estate investments in markets we know well and protect our shareholders from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. As of quarter end we owned a diversified portfolio of 82 properties consisting of 14 retail centers, 24 office properties, 13 medical office properties, 22 industrial/flex properties and 9 multifamily properties. We also own land for development.

Our dividends have increased every year for 36 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 33 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2005 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Real estate rental revenue	$56,546	$52,916	$50,767	$49,112	$48,769
Real estate expenses	$(17,755)	$(15,574)	$(15,424)	$(14,956)	$(14,837)

$38,791	$37,342	$35,343	$34,156	$33,932

Real estate depreciation and amortization	(14,138)	(12,955)	(11,938)	(11,662)	(11,950)

Income from real estate	24,653	24,387	23,405	22,494	21,982

Other income	293	175	170	263	335
Other income from property settlement	—	—	—	—	—
Interest expense	(12,527)	(11,604)	(10,322)	(10,074)	(9,798)
General and administrative	(2,230)	(5,276)	(2,655)	(1,644)	(2,036)

Income from continuing operations	10,189	7,682	10,598	11,039	10,483

Discontinued operations:
Income (loss) from operations of properties sold or held for sale	41	37	34	29	(60)
Gain on sale of real estate investment	—	—	—	—	3,038

Income (loss) from discontinued operations	41	37	34	29	2,978

Net Income	$10,230	$7,719	$10,632	$11,068	$13,461

Per Share Data
Net Income	$0.23	$0.18	$0.25	$0.26	$0.32

Fully diluted weighted average shares outstanding	45,093	43,037	42,197	42,131	42,147

Percentage of Revenues:
Real estate expenses	31.4%	29.4%	30.4%	30.5%	30.4%
General and administrative	3.9%	10.0%	5.2%	3.3%	4.2%

Ratios:
EBITDA / Interest expense	2.9	x	2.8	x	3.2	x	3.2	x	3.3	x
Income from continuing operations/Total real estate revenue	18.0%	14.5%	20.9%	22.5%	21.5%
Net income/Total real estate revenue	18.1%	14.6%	20.9%	22.5%	27.6%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Assets
Land	$293,797	$266,329	$232,085	$225,038	$225,037
Income producing property	1,278,955	1,155,280	1,045,007	1,022,160	1,011,996

	1,572,752	1,421,609	1,277,092	1,247,198	1,237,033
Accumulated depreciation and amortization	(275,059)	(262,150)	(250,156)	(239,051)	(228,418)

Net income producing property	1,297,693	1,159,459	1,026,936	1,008,147	1,008,615
Development in progress, including land held for development	110,394	90,612	69,820	58,241	23,222

Total investment in real estate, net	1,408,087	1,250,071	1,096,756	1,066,388	1,031,837
Investment in real estate sold or held for sale, net	3,267	3,244	2,984	2,620	2,576
Cash and cash equivalents	11,832	13,970	2,981	4,938	5,255
Restricted cash	4,692	2,540	2,401	1,764	7,535
Rents and other receivables, net of allowance for doubtful accounts	30,400	29,047	26,941	25,240	24,046
Prepaid expenses and other assets	55,155	44,892	40,669	38,143	39,864
Other assets related to properties sold or held for sale	66	31	49	66	91

Total Assets	$1,513,499	$1,343,795	$1,172,781	$1,139,159	$1,111,204

Liabilities and Shareholders’ Equity
Notes payable	$728,216	$618,662	$518,656	$518,600	$419,602
Mortgage notes payable	238,051	178,834	168,965	169,617	170,393
Accounts payable and other liabilities	52,309	54,082	36,407	31,988	27,690
Advance rents	6,543	6,279	5,425	5,461	5,492
Tenant security deposits	9,448	8,445	7,507	7,325	7,153
Other liabilities related to properties sold or held for sale	125	184	188	193	107
Lines of credit/short-term note payable	28,000	19,000	59,000	24,000	93,500

Total Liabilities	1,062,692	885,486	796,148	757,184	723,937

Minority interest	1,717	1,699	1,687	1,670	1,656

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value;
100,000 shares authorized	450	450	422	$421	$421
Additional paid-in capital	499,393	498,577	406,098	405,112	404,551
Distributions in excess of net income	(50,753)	(42,417)	(31,574)	(25,228)	(19,361)

Total Shareholders’ Equity	449,090	456,610	374,946	380,305	385,611

Total Liabilities and Shareholders’ Equity	$1,513,499	$1,343,795	$1,172,781	$1,139,159	$1,111,204

Total Debt / Total Market Capitalization	0.36:1	0.33:1	0.35:1	0.36:1	0.34:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	9/30/2006	6/30/2006	03/31/06	12/31/05	09/30/05
Funds From Operations(1)
Net Income	$10,230	$7,719	$10,632	$11,068	$13,461
Real estate depreciation and amortization	14,138	12,955	11,938	11,662	11,950
Discontinued operations:
Gain on property disposed	—	—	—	—	(3,038)
Other income from property settlement	—	—	—	—	—
Real estate depreciation and amortization	—	35	30	32	56

Funds From Operations (FFO)	$24,368	$20,709	$22,600	$22,762	$22,429

FFO per share - basic	$0.54	$0.48	$0.54	$0.54	$0.53
FFO per share - fully diluted	$0.54	$0.48	$0.54	$0.54	$0.53

Funds Available for Distribution(2)
Tenant Improvements	(2,602)	(2,033)	(2,695)	(3,520)	(1,544)
External and Internal Leasing Commissions Capitalized	(1,604)	(1,477)	(960)	(1,004)	(1,111)
Recurring Capital Improvements	(2,019)	(2,724)	(2,295)	(2,445)	(2,129)
Straight-Line Rent, Net	(836)	(686)	(804)	(730)	(982)
Non-real estate depreciation and amortization	640	554	495	479	431
Amortization of lease intangibles	78	(24)	5	(17)	(17)
Amortization and expensing of restricted share compensation	556	1,487	340	299	368
Other	13	7	—	7	—

Funds Available for Distribution (FAD)	$18,594	$15,813	$16,686	$15,831	$17,445

Total Dividends Paid	$18,567	$18,562	$16,979	$16,963	$16,955

Average shares - basic	44,874	42,852	42,052	42,013	42,005
Average shares - fully diluted	45,093	43,037	42,197	42,131	42,147

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
EBITDA(1)

Net income	$10,230	$7,719	$10,632	$11,068	$13,461
Add:
Interest expense	12,527	11,604	10,322	10,074	9,798
Real estate depreciation and amortization	14,138	12,990	11,968	11,694	12,006
Non-real estate depreciation	107	87	73	71	75
Less:
Gain on sale of real estate	—	—	—	—	(3,038)
Other income	(293)	(175)	(170)	(263)	(335)

EBITDA	$36,709	$32,225	$32,825	$32,644	$31,967

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Washington Real Estate Investment Trust

Long Term Debt Analysis

(in thousands)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Balances Outstanding

Secured
Conventional fixed rate	$238,051	$178,834	$168,965	$169,617	$170,393

Secured total	238,051	178,834	168,965	169,617	170,393

Unsecured
Fixed rate bonds and notes	728,216	618,662	518,656	518,600	419,602
Credit facility	28,000	19,000	59,000	24,000	93,500

Unsecured total	756,216	637,662	577,656	542,600	513,102

Total	$994,267	$816,496	$746,621	$712,217	$683,495

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%

Secured total	5.9%	5.9%	5.9%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.5%	5.9%	5.9%	5.9%	6.0%
Credit facilities	5.9%	5.9%	5.3%	5.0%	4.5%

Unsecured total	5.5%	5.9%	5.8%	5.8%	5.7%

Average	5.6%	5.9%	5.9%	5.9%	5.8%

Maturity Schedule

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt(1)	Credit Facilities	Total Debt	Interest Rate
2006	977	—	—	977	5.5%
2007	11,264	—	—	11,264	6.4%
2008	3,571	60,000	28,000	91,571	6.4%
2009	53,768	—	—	53,768	7.0%
2010	25,428	—	—	25,428	5.8%
2011	12,763	150,000	—	162,763	5.9%
2012	20,483	50,000	—	70,483	5.0%
2013	105,396	60,000	—	165,396	5.5%
2014	205	100,000	—	100,205	5.3%
Thereafter	4,196	310,000	—	314,196	5.2%

Total maturities	$238,051	$730,000	$28,000	$996,051	5.6%

Weighted average maturity = 8.4 years

(1)Note:	The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $1.784 million.

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
Market Data

Shares Outstanding	45,011		44,998		42,183		42,139		42,125
Market Price per Share	$39.80		$36.70		$33.09		$30.35		$31.11
Equity Market Capitalization	$1,791,438		$1,651,427		$1,395,835		$1,278,919		$1,310,509

Total Debt	$994,267		$816,496		$746,621		$712,217		$683,495
Total Market Capitalization	$2,785,705		$2,467,923		$2,142,456		$1,991,136		$1,994,004

Total Debt to Market Capitalization	0.36:1		0.33:1		0.35:1		0.36:1		0.34:1

Earnings to Fixed Charges(1)	1.7	x	1.6	x	1.9	x	2.0	x	2.0	x
Debt Service Coverage Ratio(2)	2.8	x	2.6	x	3.0	x	3.0	x	3.0	x

Dividend Data

Total Dividends Paid	$18,567		$18,562		$16,979		$16,963		$16,955
Common Dividend per Share	$0.4125		$0.4125		$0.4025		$0.4025		$0.4025
Payout Ratio (FFO per share basis)	76.3%		85.7%		74.5%		74.5%		75.6%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q3 2006 vs. Q3 2005

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	11.0%	6.6%
Office Buildings	4.6%	2.2%
Medical Office Buildings	4.1%	2.9%
Retail Centers	2.3%	8.1%
Industrial / Flex Properties	0.8%	3.8%

Overall Core Portfolio	4.2%	4.2%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	11.1%	6.7%
Office Buildings	1.2%	2.0%
Medical Office Buildings	-3.1%	0.8%
Retail Centers	3.4%	8.0%
Industrial / Flex Properties	0.9%	2.1%

Overall Core Portfolio	2.5%	3.6%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended September 30,
	2006	2005	% Change
Cash Basis:
Multifamily	$4,926	$4,438	11.0%
Office Buildings	12,567	12,018	4.6%
Medical Office Buildings	3,304	3,175	4.1%
Retail Centers	6,633	6,486	2.3%
Industrial/Flex	5,998	5,950	0.8%

	$33,428	$32,067	4.2%

GAAP Basis:
Multifamily	$4,935	$4,444	11.1%
Office Buildings	12,780	12,624	1.2%
Medical Office Buildings	3,325	3,432	-3.1%
Retail Centers	6,803	6,582	3.4%
Industrial/Flex	6,087	6,030	0.9%

	$33,930	$33,112	2.5%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended September 30, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,354	$19,963	$4,563	$8,710	$7,847	$—	$49,437
Non-core- acquired [1]	—	1,915	2,482	789	1,923	—	7,109

Total	8,354	21,878	7,045	9,499	9,770	—	56,546

Real estate expenses
Core Portfolio	3,419	7,183	1,238	1,907	1,760	—	15,507
Non-core- acquired [1]	—	606	949	172	521	—	2,248

Total	3,419	7,789	2,187	2,079	2,281	—	17,755
Net Operating Income (NOI)
Core Portfolio	4,935	12,780	3,325	6,803	6,087	—	33,930
Non-core- acquired [1]	—	1,309	1,533	617	1,402	—	4,861

Total	$4,935	$14,089	$4,858	$7,420	$7,489	$—	$38,791

Core Portfolio NOI GAAP Basis (from above)	$4,935	$12,780	$3,325	$6,803	$6,087	$—	$33,930
Straight-line revenue, net for core properties	(9)	(222)	(21)	(170)	(93)	—	(515)
Amortization of lease intangibles for core properties	—	9	—	—	4	—	13

Core portfolio NOI, Cash Basis	$4,926	$12,567	$3,304	$6,633	$5,998	$—	$33,428

Reconciliation of NOI to Net Income
Total NOI	$4,935	$14,089	$4,858	$7,420	$7,489	$—	$38,791
Other revenue	—	—	—	—	—	293	293
Other income from property settlement	—	—	—	—	—	—	—
Interest expense	(913)	(305)	(1,105)	(347)	(401)	(9,456)	(12,527)
Depreciation and amortization	(1,569)	(6,004)	(2,028)	(1,661)	(2,772)	(104)	(14,138)
General and administrative	—	—	—	—	—	(2,230)	(2,230)
Discontinued Operations [2]	—	41	—	—	—	—	41

Net Income	$2,453	$7,821	$1,725	$5,412	$4,316	$(11,497)	$10,230

	Three Months Ended September 30, 2005
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,829	$19,219	$4,599	$8,280	$7,734	$—	$47,661
Non-core- acquired [1]	—	377	—	—	731	—	1,108

Total	7,829	19,596	4,599	8,280	8,465	—	48,769

Real estate expenses
Core Portfolio	3,385	6,595	1,167	1,698	1,704	—	14,549
Non-core- acquired [1]	—	92	—	—	195	—	287

Total	3,385	6,687	1,167	1,698	1,899	—	14,836

Net Operating Income (NOI)
Core Portfolio	4,444	12,624	3,432	6,582	6,030	—	33,112
Non-core- acquired [1]	—	285	—	—	536	—	821

Total	$4,444	$12,909	$3,432	$6,582	$6,566	$—	$33,933

Core Portfolio NOI GAAP Basis (from above)	$4,444	$12,624	$3,432	$6,582	$6,030	$—	$33,112
Straight-line revenue, net for core properties	(6)	(607)	(284)	(95)	(80)	—	(1,072)
Amortization of lease intangibles for core properties	—	—	27	—	—	—	27

Core portfolio NOI, Cash Basis	$4,438	$12,017	$3,175	$6,487	$5,950	$—	$32,067

Reconciliation of NOI to Net Income
Total NOI	$4,444	$12,909	$3,432	$6,582	$6,566	$—	$33,933
Other revenue	—	—	—	—	—	335	335
Non-Disposal Gain	—	—	—	—	—	—	—
Interest expense	(986)	—	(1,112)	(353)	(506)	(6,841)	(9,798)
Depreciation and amortization	(1,272)	(5,177)	(1,140)	(1,871)	(2,380)	(110)	(11,950)
General and administrative	—	—	—	—	—	(2,037)	(2,037)
Discontinued Operations [2]	—	37	—	—	2,941	—	2,978

Net Income	$2,186	$7,769	$1,180	$4,358	$6,621	$(8,653)	$13,461

[1]	Non-core acquired properties were Hampton Overlook, Hampton South, Albemarle Point, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.
[2]	Discontinued operations consists of: Pepsi Distribution Center and Lexington.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q3 2006 vs. Q3 2005

GAAP Basis

	Core Portfolio			All Properties
Sector	3rd QTR 2006		3rd QTR 2005	3rd QTR 2006	3rd QTR 2005
Multifamily	94.4	%(1)	94.9%	94.4%	94.9%
Office Buildings	93.2%		88.9%	92.6%	88.8%
Medical Office Buildings	99.3%		98.1%	99.5%	98.1%
Retail Centers	99.3%		98.2%	94.0%	98.2%
Industrial / Flex Properties	94.5%		93.9%	94.4%	93.8%

Overall Portfolio	95.2%		93.0%	94.2%	92.9%

(1)	Mulitfamily occupancy level for Q3 ‘06 is 95.0% without the impact of units off-line for planned renovations at Bethesda Hill. The overall portfolio is 95.3% occupied without this impact.

Washington Real Estate Investment Trust

Schedule of Properties

September 30, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	209,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	197,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	184,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	519,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	90,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	139,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000

Subtotal				3,537,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000
Alexandria Professional Center	Alexandria, VA	2006	1964	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
The Crescent	Gaithersburg, MD	2006	1989	49,000

Subtotal				874,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	170,000
Shoppes of Foxchase[2]	Alexandria, VA	1994	1960	127,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1970	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000

Subtotal				1,993,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	Approximately 60,000 square feet of the center is under redevelopment
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 19.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

September 30, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 [4]	154,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	83,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	325,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	206,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	101,000

Subtotal				3,625,000

TOTAL				11,758,000

*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months and Nine months ended 09/30/06

	3rd Quarter 2006	YTD 2006
Gross Leasing Square Footage
Office Buildings	166,576	515,250
Medical Office Buildings	46,819	65,871
Retail Centers	35,239	109,376
Industrial Centers	301,208	636,600

Total	549,842	1,327,097

Weighted Average Term (yrs)
Office Buildings	5.3	4.5
Medical Office Buildings	8.3	7.6
Retail Centers	5.6	5.0
Industrial Centers	2.9	4.1

Total	4.3	4.5

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$24.67	$26.12	$25.21	$26.31
Medical Office Buildings	28.81	29.28	28.58	29.23
Retail Centers	13.98	21.53	19.40	22.27
Industrial Centers	8.63	8.95	8.18	8.52

Total	$15.55	$16.69	$16.73	$17.59

Rate on new and renewal leases
Office Buildings	$28.23	$26.58	$27.18	$25.77
Medical Office Buildings	36.00	31.87	34.87	31.28
Retail Centers	15.38	22.91	23.33	24.81
Industrial Centers	9.77	9.44	9.26	8.82

Total	$17.95	$17.41	$18.65	$17.83

Percentage Increase
Office Buildings	14.43%	1.76%	7.81%	-2.05%
Medical Office Buildings	24.96%	8.85%	22.01%	7.01%
Retail Centers	10.01%	6.41%	20.26%	11.41%
Industrial Centers	13.21%	5.47%	13.20%	3.52%

Total	15.43%	4.31%	11.48%	1.36%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$4,243,376	$25.47	$8,648,935	$16.79
Medical Office Buildings	1,038,422	22.18	1,575,062	23.91
Retail Centers	296,687	8.42	581,232	5.31
Industrial Centers	636,382	2.11	2,286,334	3.59

Total	$6,214,867	$11.30	$13,091,563	$9.86

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

September 30, 2006

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	44	4.90%	210,354	2.25%
Sunrise Senior Living, Inc.	1	84	2.80%	180,066	1.92%
General Services Administration	8	34	2.31%	286,434	3.06%
Sun Microsystems, Inc.**	1	3	1.77%	110,184	1.18%
INOVA Health Care Services	5	46	1.60%	84,088	0.90%
URS Corporation	1	87	1.54%	97,208	1.04%
George Washington University	2	22	1.26%	68,286	0.73%
Lockheed Corporation	2	29	1.00%	81,315	0.87%
United Communications Group	1	20	0.99%	63,441	0.68%
Westat, Inc.	2	40	0.99%	81,711	0.87%

Total/Weighted Average		44	19.16%	1,263,087	13.50%

**	Sun Microsystems has renewed 65,443sf for 60 months at $28.00psf.

Washington Real Estate Investment Trust

Industry Diversification

September 30, 2006

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$42,336,081	23.97%	1,977,382	21.12%
Ambulatory Health Care Services	28,104,235	15.91%	1,032,441	11.03%
Credit Intermediation and Related Activities	15,022,921	8.51%	452,100	4.83%
Executive, Legislative & Other General Government Support	7,323,399	4.15%	409,103	4.37%
Food Services and Drinking Places	5,499,344	3.11%	235,535	2.52%
Administrative and Support Services	5,449,304	3.09%	323,218	3.45%
Nursing and Residential Care Facilities	5,414,988	3.07%	203,324	2.17%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,625,263	2.62%	164,344	1.76%
Educational Services	4,241,358	2.40%	166,851	1.78%
Food and Beverage Stores	4,055,128	2.30%	257,483	2.75%
Furniture and Home Furnishing Stores	3,745,839	2.12%	270,651	2.89%
Miscellaneous Store Retailers	3,235,338	1.83%	253,857	2.71%
Specialty Trade Contractors	3,156,823	1.79%	402,977	4.30%
Personal and Laundry Services	2,787,953	1.58%	131,164	1.40%
Merchant Wholesalers-Durable Goods	2,787,095	1.58%	298,158	3.18%
Computer & Electronic Product Manufacturing	2,609,461	1.48%	209,784	2.24%
Transportation Equipment Manufacturing	2,604,276	1.47%	141,171	1.51%
Clothing & Clothing Accessories Stores	2,191,993	1.24%	143,245	1.53%
Publishing Industries (except Internet)	2,188,393	1.24%	86,632	0.93%
Other	29,223,676	16.54%	2,202,483	23.53%

Total	176,602,868	100.00%	9,361,903	100.00%

Washington Real Estate Investment Trust

Lease Expirations

September 30, 2006

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2006	20	158,759	4.88%	$3,867,442	$24.36	4.43%
2007	84	292,212	8.97%	8,052,673	27.56	9.23%
2008	76	345,815	10.62%	9,731,019	28.14	11.15%
2009	103	544,521	16.72%	14,661,927	26.93	16.80%
2010	82	686,049	21.07%	18,996,107	27.69	21.77%
2011 and thereafter	151	1,229,213	37.74%	31,951,823	25.99	36.62%

	516	3,256,569	100.00%	$87,260,991	$26.80	100.00%

Medical Office:
2006	4	5,890	0.68%	$161,948	$27.50	0.63%
2007	29	87,247	10.09%	2,309,645	26.47	8.90%
2008	27	72,275	8.35%	2,283,569	31.60	8.80%
2009	28	108,469	12.54%	2,952,948	27.22	11.38%
2010	33	155,663	17.99%	4,760,340	30.58	18.34%
2011 and thereafter	99	435,653	50.35%	13,481,502	30.95	51.95%

	220	865,197	100.00%	$25,949,952	$29.99	100.00%

Retail:
2006	9	46,252	2.44%	$707,715	$15.30	2.29%
2007	62	194,624	10.27%	4,030,368	20.71	13.05%
2008	38	204,570	10.79%	2,156,819	10.54	6.98%
2009	41	155,515	8.21%	3,295,552	21.19	10.67%
2010	48	291,910	15.40%	4,971,881	17.03	16.09%
2011 and thereafter	100	1,002,365	52.89%	15,735,035	15.70	50.92%

	298	1,895,236	100.00%	$30,897,370	$16.30	100.00%

Industrial:
2006	13	87,683	2.62%	$744,521	$8.49	2.29%
2007	42	415,792	12.43%	3,960,552	9.53	12.19%
2008	61	749,767	22.42%	7,123,704	9.50	21.92%
2009	51	641,865	19.19%	6,298,120	9.81	19.38%
2010	31	252,259	7.54%	2,772,443	10.99	8.53%
2011 and thereafter	67	1,197,535	35.80%	11,595,215	9.68	35.69%

	265	3,344,901	100.00%	$32,494,555	$9.71	100.00%

Total:
2006	46	298,584	3.19%	$5,481,626	$18.36	3.10%
2007	217	989,875	10.57%	18,353,238	18.54	10.39%
2008	202	1,372,427	14.66%	21,295,111	15.52	12.06%
2009	223	1,450,370	15.49%	27,208,547	18.76	15.41%
2010	194	1,385,881	14.80%	31,500,771	22.73	17.84%
2011 and thereafter	417	3,864,766	41.29%	72,763,575	18.83	41.20%

	1,299	9,361,903	100.00%	$176,602,868	$18.86	100.00%

*	Annualized Rent is as of September 30, 2006 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2006 Acquisition Summary

as of September 30, 2006

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2006 Leased Percentage	Investment
Hampton Overlook	Capital Heights, MD	02/15/06	134,770	88%	100%	$10,040
Hampton South	Capital Heights, MD	02/15/06	168,300	63%	74%	13,060
Alexandria Professional Ctr	Alexandria, VA	04/11/06	113,000	100%	100%	26,900
9707 Medical Center Drive	Rockville, MD	04/13/06	38,300	100%	100%	15,800
15001 Shady Grove Rd	Rockville, MD	04/29/06	51,100	100%	100%	21,000
Montrose Shopping Ctr	Rockville, MD	05/16/06	145,100	58%	66%	33,200
Randolph Shopping Ctr	Rockville, MD	05/16/06	82,100	91%	93%	17,100
9950 Business Parkway	Lanham, MD	05/26/06	101,700	79%	79%	11,700
Plumtree Medical Center	Bel Air, MD	06/22/06	33,400	100%	100%	7,700
15005 Shady Grove Road	Rockville, MD	07/12/06	52,300	100%	100%	22,500
6565 Arlington Blvd	Falls Church, VA	08/11/06	139,600	82%	82%	30,000
West Gude Drive	Rockville, MD	08/25/06	289,500	95%	94%	57,000
The Ridges	Gaithersburg, MD	08/25/06	104,000	100%	100%	25,000
The Crescent	Gaithersburg, MD	08/25/06	49,000	91%	88%	12,000

Total						$303,000

Washington Real Estate Investment Trust

2006 Development Summary

as of September 30, 2006

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost	Cash Cost to Date		Anticipated Construction Completion Date
Development
Rosslyn Towers [1]			$76,600	$34,907	[3]
Arlington, VA
(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%				3Q 07
(Mid Rise)	46 units, 4,300 sq ft. retail	0%				2Q 07
South Washington Street [2]	75 units & 2,600 sq ft. retail	0%	$32,700	$15,290	[3]	2Q 07
Alexandria, VA

Dulles Station [4] Phase I	179,995 sq ft office	0%	$52,000 [5]	$22,724	[3]	3Q 07
Herndon, VA Phase II	360,005 sq ft office		TBD	$19,015	[3]	TBD

Total			$161,300	$91,936

Re-development
Foxchase Shopping Center [6]	133,000 sq ft.	97%	$10,500	$8,538		4Q 06

Alexandria, VA

[1]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.
[2]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is in development. We refer to this development project as South Washington Street.
[3]	Includes land cost.
[4]	Dulles Station is 5.27 acres acquired in December, 2005.
[5]	Represents total costs associated with Phase I. We will concurrently build a portion of the structured garage, allocated to Phase II, which will cost an additional $5.8M.
[6]	Includes 60,600 square feet of redevelopment in connection with a lease executed in September 2004 with Harris Teeter.

WRIT vs.

FTSE NAREIT Equity REITs, Morgan Stanley US REIT

& Russell 2000 Indices

12, 36, and 60 Month Total Returns

September 30, 2006

Sources: SNL Interactive and NAREIT

Washington Real Estate Investment Trust

Reporting Definitions

September 30, 2006

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.